REINSURANCE	12 Months Ended
Dec. 31, 2022
Reinsurance Disclosures [Abstract]
REINSURANCE	REINSURANCE
The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.
The following table summarizes the effect of reinsurance. The impact of the reinsurance transaction described above results in an increase in reinsurance ceded.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Direct premiums	$764	$762	$764
Reinsurance assumed	180	181	195
Reinsurance ceded	(219)	(193)	(153)
Premiums	$725	$750	$806

Direct charges and fee income	$2,876	$3,125	$2,684
Reinsurance ceded	(651)	(563)	780
Policy charges and fee income	$2,225	$2,562	$3,464

Direct policyholders’ benefits	$2,800	$2,817	$5,233
Reinsurance assumed	180	217	218
Reinsurance ceded	(653)	(627)	(500)
Policyholders’ benefits	$2,327	$2,407	$4,951
Ceded Reinsurance
The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.
On October 3, 2022, as part of the Global Atlantic Transaction, Equitable Financial ceded to First Allmerica Financial Life Insurance Company on a combined coinsurance and modified coinsurance basis, a 50% quota share of approximately 360,000 legacy Group EQUI-VEST deferred variable annuity contracts issued by Equitable Financial between 1980 and 2008.
In addition to the above, the Company cedes a portion of its group health, extended term insurance, and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.
Assumed Reinsurance
In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements.

The following table summarizes the purchased market risk benefits, third-party recoverables, amount due to and from reinsurance and assumed reserves.

	December 31,
	2022	2021
	(in millions)
Ceded Reinsurance:
Estimated net fair values of purchased market risk benefits (1)	$10,490	$14,293
Third-party reinsurance recoverables related to insurance contracts	7,131	3,255
Top reinsurers:
Venerable Insurance and Annuity Company (A- KBRA (IFRS) rating)	543	217
First Allmerica-GAF	4,005	—
Ceded group health reserves	14	4
Amount due to reinsurers	282	135
Top reinsurers:
First Allmerica-GAF	147	—
Assumed Reinsurance:
Reinsurance assumed reserves	$701	$917
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(1)The estimated fair values of purchased MRB risks increased $(3.8) billion and $11 billion for the years ended December 31, 2022 and 2021, respectively. For the year ended December 31, 2020, pre-LDTI, the estimated fair value of ceded GMIB reinsurance contracts, considered derivatives increased $393 million.